Mueller Water Products

Investor Presentation

June 5, 2012

Non-GAAP Financial Measures

Non-GAAP Financial Measures

The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted income (loss) from operations represents income (loss) from operations excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents income (loss) from operations excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin and net debt leverage because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per share exclude restructuring, certain costs from settled interest rate swap contracts, the income tax effects of these excluded items and any tax adjustment for the repatriation of earnings. These items are excluded because they are not considered indicative of recurring operations. Free cash flow from continuing operations represents cash flows from operating activities less capital expenditures. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt is commonly used by the investment community as a measure of indebtedness. Net debt leverage is net debt divided by adjusted EBITDA for the trailing four quarters. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP"). These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

Safe Harbor Statement

Safe Harbor Statement

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding trends in the water infrastructure market and residential housing market, spending trends by municipalities on water infrastructure, the potential of Mueller Systems and Echologics, our long-term targets including for top-line growth and earnings leverage, and the impact of these factors on our businesses. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

- the spending level for water and wastewater infrastructure;
- the level of manufacturing and construction activity;
- our ability to service our debt obligations; and
- the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K.

Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

Our Business

- $1.0 billion LTM net sales (as of March 31, 2012)(1)
- Portfolio includes:
  - Fire hydrants
  - Valves
  - Piping component systems
  - Metering systems
  - Leak detection
  - Pipe condition assessment
- Specified in 100 largest U.S. metropolitan markets(2)

FY2011 Primary End Markets[1]
Net Sales $1B



Repair and replacement of municipal water distribution and treatment systems 50%
Residential Construction* 5%
Oil & Gas 10%
Non-residential construction 35%

(1) From continuing operations
(2) Valves or hydrants
* Residential construction driven primarily by new community development

Investment Highlights

- Leading North American provider of water infrastructure and flow control products and services
- Increasing investment and improved operating efficiencies needed in water infrastructure industry
- Leading brands in water infrastructure and one of the largest installed bases of valves and hydrants in the U.S.
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings for diagnostic and data management
- Expected strong incremental operating leverage when end markets recover

Mueller Water Products

Mueller Water Products

Business Performance: Long-Term Targets

Top-Line Growth	• Base business organic growth of 5%+ in normalized end market conditions • Emerging technology businesses > 20%
Earnings Leverage	• Mueller Co. EBITDA margins of 20%+ in normalized end market conditions • Anvil EBITDA margins in mid-teens in normalized end market conditions
Other	• Free cash flow greater than net income • Improving working capital as a percentage of net sales

Broad Product Portfolio

($ in millions)

	Mueller Co.	Anvil International — Building Connections That Last
HISTORICAL ROOTS	Est. 1857	Est. 1999 (1850)
SEGMENT NET SALES	$609	$373
ADJUSTED OPERATING INCOME (LOSS) (1)	$50	$37
DEPRECIATION AND AMORTIZATION (2)	$47	$14
ADJUSTED EBITDA (1) (2)	$97	$52

PRODUCT PORTFOLIO

Mueller Co.:


Hydrants


Iron Gate Valves


Butterfly, Ball and Plug Valves


Metering Systems

Anvil:


Cast Iron Fittings


Fittings & Couplings


Pipe Nipples


Hangers & Supports

Note: All statistics are LTM ended March 31, 2012

(1) Segment adj. operating income excludes corporate expenses of $31 mm. Mueller Co. excludes $1.6 mm of restructuring. Anvil excludes $0.3 mm of restructuring. Corporate excludes $0.9 mm of restructuring.

(2) Segment depreciation and amortization excludes corporate depreciation of $0.7 mm.

Restructuring Our Portfolio

The divestiture of U.S. Pipe enables us to focus on our higher-margin businesses and newer technology initiatives.

We believe the financial flexibility generated from the divestiture, coupled with our strategic vision, will increase our ability to more profitably grow our business.

- Divested as of April 1, 2012
- $89.8 million in cash, subject to post-closing adjustments, and obligation to reimburse Mueller Water Products for certain liabilities estimated at $10.2 million.[1]
- Expect to continue to use proceeds to pay down debt and for general corporate purposes.
- Reduced net debt leverage from 6.7X at December 31, 2011 to 4.8X at March 31, 2012 on a pro forma basis for the divestiture of U.S. Pipe.

(1) As of March 31st

Mueller Water Products

Complete Water Transmission Solutions



Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Corporation Valve
Curb Valve
Fire Protection Hydrant and Valve
Leak Detection
Metering Systems
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pipe Condition Assessment
Pump Station
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 GATE VALVES	 BUTTERFLY & BALL VALVES	 BRASS WATER PRODUCTS
Mueller Water Products Position	■ #1	■ #1	■ #1	■ #2
ACIPCO	■	■		
A.Y. McDonald				■
DeZURIK			■	
Ford Meter Box				■
McWane	■	■	■	

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Mueller Water Products

Strategy And Objectives


Capitalize on the large, attractive and growing water infrastructure markets worldwide

Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

Continue to enhance operational & organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Divested U.S. Pipe

Broaden breadth and depth of products and services

- Introduced first wireless mesh agreement for water industry
- Enhanced AMI System with remote disconnect meter and customer portal
- Acquired leak detection and pipe condition assessment business

Expand internationally

- Export orders
- Evaluating opportunities


Mueller Water Products

Our End Markets

Historical Housing Starts


Historical Housing Starts (1959 - April 2012)
Seasonally Adjusted Annualized
(units in thousands)
3,000
2,500
2,000
1,500
1,000
500
0
1959-2011 Average = 1,475
Bottom of prior down cycle (798)
April 2009 - Lowest starts (477) since Census Bureau began keeping records in 1959


YOY Change in Household Formation
(thousands of housholds)
4,000
3,000
2,000
1,000
0
(1,000)
(2,000)
Average 1948-2011 = 1,170

New household formation was 1.1 million in 2011, just below the long-run average of 1.2 million, after falling to 400K in 2009-2010

Source: U.S. Census Bureau

Non-Residential Construction

Non-Residential Construction Actual / Forecast

Exhibit 14: Zelman & Associates Forecast for Census Non-Res Construction Put-in-Place


Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector
30%
20%
10%
0%
-10%
-20%
-30%
2%
-14%
-5%
7%
6%
14%
13%
15%
8%
9%
11%
1%
-5%
0%
5%
5%
12%
18%
6%
-17%
-22%
-4%
4%
8%
7%

Source: Census Bureau, Zelman & Associates analysis

Data as of April 19, 2012

AIA Architecture Billings Index

(Diffusion Index, national billings, seasonally adjusted)


70
60
50
40
30
Mar-02
Mar-04
Mar-06
Mar-08
Mar-10
Mar-12

Source: IHS Global Insight

Data as of April 18, 2012

The non-residential construction market appears to have stabilized

Anvil Highlights

- Leading domestic manufacturer of piping system components
- 80% of net sales from #1 or #2 segment positions
- Domestic and internationally sourced products
- Customer service capabilities focused on quick delivery
- Network of over 5,000 distributor locations
- Track record of operation excellence (Solid EBITDA margins)
- Opportunity to leverage position with bolt-on acquisitions







Mueller Water Products

Anvil Key Products

Product Segment	Percent of Net Sales	Market Drivers	Products	Key Competitors
Mechanical Industrial & Fire Protection	75%	Non-Residential Building Construction	**Mechanical:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs	Victaulic, Ward, Erico, Wisconsin, Bonney Forge, Westbrook
			Fire Protection: O-Lets, Grooved, Iron Fittings, Staple Hangers, Pipe Nipples	Victaulic, Ward, Tolco, Wisconsin, Ceirco, Tyco
Energy (Oil and Gas)	20%	Oil & Gas Production	Hammer Union, Swags and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Iron	Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital
Power/High Pressure	5%	Power Need Development	Engineered Hangers	Lisega, Piping Tech, Bergen

ANVIL® INTERNATIONAL Building Connections That Last


Mueller Water Products
Significant Market Opportunities

Mueller Water Products

The Market Opportunity Is Significant And Growing

Repair and Replacement Market

- Valves and hydrants typically replaced at same time as pipes
- ASCE graded drinking water infrastructure a D-[1]
- More than 36 states project water shortages between now and 2013[2]

(3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Future Drinking Water Infrastructure Expenditure Needs[4]



Source, $19.8B
Storage, $36.9B
Treatment, $75.1B
Other, $2.3B
Transmission and Distribution, $200.8B
Area in which Mueller Water Products operates

20-YR Need for Water Infrastructure = $335B

Source: (1) ASCE: 2009 Report Card for America's Infrastructure
(2) EPA: WaterSense Statistics and Facts
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis
(4) EPA 2007 Drinking Water Needs Survey and Assessment

Mueller Water Products

Funding Water Infrastructure

Stronger EPA regulations should lead to increased investment

- At least 40 cities under consent decrees
  - Atlanta $4.0B
  - Washington, D.C. $2.6B
  - Baltimore City and county $1.7B
  - Kansas City $2.5B
  - Cincinnati $1.5B

Municipal Bond Market

- Jan. – Apr. 2012 new issuances up 79.7% over the same period in 2011[1]
- Municipal bond rates remain at their lowest points since the 1960's[2]

"The brilliant invisibility of our water system has become its most significant vulnerability. That invisibility makes it difficult for people to understand the effort and money required to sustain a system that has been in place for decades, but has in fact been quietly corroding from decades of neglect."

The Big Thirst
Charles Fishman

Sources:
(1)SIFMA – U.S. Municipal Issuance database
(2) Bond Buyer GO 20-Year Bond Municipal Bond Index

Mueller Water Products

Funding Water Infrastructure Repair

Historical Water Rates Compared to Other Utilities [1]

Long-term trends in consumer prices (CPI) for utilities (1913-2011)



400
375
350
325
300
275
250
225
200
175
150
125
100
50
25
1913
1917
1921
1925
1929
1933
1937
1941
1945
1949
1953
1957
1961
1965
1969
1973
1977
1981
1985
1989
1993
1997
2001
2005
2009
Water & sewer (1953)
Local phone (1978)
Postage (1935)
CPI (1913, 1983=100)
Electricity (1913)
Natural gas (1935)
CPI (1997=100)
Tel. services (1997=100)
Wireless (1997=100)
Landline interstate (1978)

Exhibit 1. Long-term trends in the Consumer Price Index (CPI) for utilities (1913-2010).
The index is set to 100 for 1982-1984 except for telephone and wireless services, where the index is set to 100 for 1997.

Utility-Expected Sources of Capital for 2011 [2]



Operations 43%
Tap Fees 11%
State Revolving Loans 7%
Other 5%
Bonds 24%
Other Loans/ Debt 6%
Grants 4%

- 90% funded at local level[3]
- From 2007-2009, average annual residential water rates increased about 10% [4]
- 63% of American voters willing to pay more to upgrade water systems[5]

Sources:

(1) Bureau of Labor Statistics

(2) AWWA State of the Industry Report 2011

(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis

(4) Black & Veatch 2009/2010 50 Largest Cities Water/Wastewater Rate Survey for residential 7,500 gallons

(5) Americans on the U.S. Water Crisis, ITT

Mueller Water Products

Emerging Industry Trends

Aging Water Infrastructure

ISSUE

- 36 states project water shortages(1)
- 15%-30% potable water lost to leaks(2)
- 45% pipe aging or elapsed by 2020(3)

How Mueller meets the need

SOLUTION

- Leading brand in water infrastructure
- One of the largest installed bases
- Broad portfolio of water infrastructure products and services

Improving Operational Efficiencies

ISSUE

- Need to prioritize capital spending
- Ability to integrate data management into infrastructure

How Mueller meets the need

SOLUTION

- Leak Detection
- Mi.Net™
- Condition Assessment
- Lower Lifetime Costs

Improving Customer Service

ISSUE

- Measure use of water
- More Accurate Data
- Sustainability

How Mueller meets the need

SOLUTION

- Mi.Net™ - AMI System
- Mi.Data - Consumer Portal
- 420 RDM - Remote Disconnect Meter

Helping Utilities Ensure Their Customers Have Access to Safe, Clean Drinking Water

(1) EPA: WaterSense Statistics and Facts
(2) Global Water Intelligence Water Technology Markets 2010
(3) EPA: The Clean Water and Drinking Water Gap Analysis

Mueller Water Products

Mueller Systems Highlights

Focused on 2-Way AMI	• Establishing backbone for real-time information • Enhances decision-making with actionable data
Create Product and Software Differentiation	• Utilize mesh technology for an Intelligent Water Technology backbone • Tailored integrated software package for small to mid-sized utilities • Composite meters with patented metal threading
Leverage Our Strengths and Current Portfolio	• Leak detection, condition assessment and non-revenue water consulting • Equipment and service provision • Adding partners and services that leverage our core technologies and expand our geography

Opportunities: Smart Metering

OPPORTUNITY	SOLUTION	CUSTOMERS	COMPETITORS
Smart Metering →	Mueller SYSTEMS →	American Water →	Neptune Technology Group
• Advanced Metering Infrastructure 20% of market - or about $200 million today*	• Two-way mesh network	Charlotte County, FL	Sensus
• Forecasted to grow an average of 20% per year through 2015*	• Enhanced AMI System	Lebanon, OH	Badger Meter
• Transition from one-way to two-way AMI Systems	• Mi.Hydrant	Winston-Salem, NC	Aclara
	• Mi.Data	Chillicothe, OH	Itron
	• 420 Remote Disconnect Meter	Tullahoma, TN	elster
		Port Angeles, WA	

* Scott Report for AMI/AMR Dec.2010; IMS "The World Market for Water Meters - 2011 Edition"; Management estimates

Echologics Highlights

Acoustical Engineering Excellence	• Combine people experienced in water industry with technology engineers
Proprietary Technologies	• Non-intrusive leak detection on all pipes, including plastic • Non-intrusive leak correlation on high value transmission mains • Non-intrusive acoustical condition assessment technology
Vision of Solution Provider	• Leak detection, condition assessment and non-revenue water consulting • Equipment and service provision • Adding partners and services that leverage our core technologies and expand our geography
Leverage Brand and Sales Strength of Mueller	• In early stage of life cycle • Mueller brand name and established relationships lend credibility to new offering

Opportunities: Pipe Condition Assessment and Leak Detection

OPPORTUNITY	SOLUTION	CUSTOMERS	COMPETITORS
Pipe Condition Assessment and Leak Detection • Constrained municipal budgets • Greater attention on condition assessment • Help prioritize capital spending	echologics A DIVISION OF MUELLER COMPANY • Pioneered acoustic, non-invasive leak detection and pipe condition assessment • Proven technology	New Orleans, LA Las Vegas, NV Newark, NJ Tampa, FL United Water	pure TECHNOLOGIES Fragmented and regional competitors


Mueller Water Products
Actions & Business Results

Mueller Water Products

Management Actions/Initiatives

Objectives	Actions
Reduce costs and improve operating leverage	• Closed six plants since FY2006 • Sold two non-core assets of Anvil in FY2010 • Divested U.S. Pipe • Lowered labor costs • Implemented Lean Six Sigma and other manufacturing improvements (continuous improvement) • Consolidated distribution centers and smaller manufacturing facilities at Anvil
Manage working capital and capital expenditures to generate free cash flow	• Reduced debt by $403 million from September 30, 2008 through March 31, 2012 • Subsequent to March 31, 2012, paid down $48.0 million on ABL; announced redemption of $22.5 million in principal amount of 8 ¾% senior unsecured notes effective May 18 • Inventory turns improved half a turn at the end of March 2012 from March 2011
Pursuing strategic growth opportunities by leveraging the Mueller brand	• Acquired and invested in AMI technology • Established first AMI wireless mesh agreement for water industry • Entered into advanced metering agreement with Landis+Gyr for electric meters • Acquired leak detection and pipe condition assessment business

Mueller Water Products

History of Strong Financial Performance (see appendices for GAAP reconciliation)


($ in millions)
Mueller Co.
(a)
ANVIL INTERNATIONAL
Building Connections That Last
(b)
NET SALES
$509 $536 $618 $664 $804 $756 $718 $547 $613 $606
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
$393 $387 $431 $485 $535 $556 $595 $470 $347 $359
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
ADJUSTED EBITDA & ADJ. EBITDA MARGIN
25.7% $131
25.9% $139
27.1% $167
28.6% $190
30.8% $248
27.3% $207
24.9% $179
18.5% $101
21.3% $131
17.0% $103
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
12.3% $48
9.7% $38
10.8% $47
12.8% $62
13.6% $73
14.6% $81
15.8% $94
13.0% $61
11.0% $38
13.2% $48
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

a) Fiscal year end as of September 30. Reflects inventory step-up costs of $53.1 million in 2006; restructuring charges of $2.0 million in 2009; goodwill impairment charges of $818.7 million in 2009; restructuring charges of $0.1 million in 2010; restructuring charges of $1.4 million in 2011

b) Excludes inventory step-up costs of $17.3 million in 2006; restructuring costs of $4.0 million in 2009; goodwill impairment charges of $92.7 million in 2009; restructuring charges of $0.5 million in 2010; restructuring charges of $1.2 million in 2011

Consolidated Non-GAAP Results

$ in millions (except per share amounts)	Second Quarter Fiscal 2012	Second Quarter Fiscal 2011
Net sales	$251.5	$235.5
Adj. operating income	$11.5	$10.9
Adj. operating margin	4.6%	4.6%
Adj. loss per share	($0.01)	($0.02)
Adj. EBITDA	$26.7	$26.8
Adj. EBITDA margin	10.6%	11.4%

- Taken several steps to strengthen the Company
- Completed the divestiture of U.S. Pipe and reduced our total debt outstanding and reduced net debt leverage
- Net sales at base Mueller Co. grew 2.4% and adjusted operating income grew 10.7%
- Mueller Systems and Echologics continued to gain traction growing net sales 22.3%
- Expenses associated with ramp up of Mueller Systems and Echologics reduced operating margins at Mueller Co. by 440 basis points
- Anvil net sales grew 12% and adjusted operating income grew 45% driven by energy and fire protection
- Anvil's seventh consecutive quarter of increased adjusted operating income year-over-year

2Q12 results exclude restructuring costs of $0.9 million, $0.6 million net of tax; interest rate swap costs of $1.6 million, $1.0 million net of tax; and $5.9 million tax expense on valuation allowance on deferred tax assets.

2Q11 results exclude restructuring costs of $1.1 million, $0.7 million net of tax; and interest rate swap costs of $2.0 million, $1.2 million net of tax.

Debt Structure

- Debt maturities with no significant required principal payments before 2015
- No financial maintenance covenants with excess availability at the greater of $34 million or 12.5% of facility amount
  - $89.1 million of excess availability at March 31, 2012
- Subsequent to March 31, 2012, paid down $48.0 million on ABL; redeemed $22.5 million in principal amount of 8 ¾% senior unsecured notes

Debt structure:

- $275 million ABL Revolver Credit Facility expires 2015
- $420 million 7.375% Senior Subordinated Notes due 2017
- $225 million 8.75 % Senior Unsecured Notes due 2020

Debt Maturity (at 3/31/2012)
($ in millions)



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0 $0 $0 $0 $0 $48 $227 $0 $420 $0 $0 $225
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020

Total Debt
($ in millions)



Debt has declined $871 million since 2006
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549 $1,127 $1,101 $1,096 $740 $692 $678
Mar-2006 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011

Why Invest in MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Strong competitive position

- Leading brand position with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations

Expected operating leverage when end markets recover

- Recovery of residential market
- Increased municipal spending
- Operating excellence initiatives

Leveraging strengths in the evolving market

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop intelligent water technology solutions
- Strategic acquisitions/partnerships


Mueller Water Products
Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Three months ended March 31, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 154.5	$ 97.0	$ -	$ 251.5
Gross profit	$ 33.6	$ 28.5	$ -	$ 62.1
Selling, general and administrative expenses	24.6	18.5	7.5	50.6
Restructuring expenses	0.8	0.1	-	0.9
Operating income (loss)	$ 8.2	$ 9.9	$ (7.5)	10.6
Interest expense, net				15.6
Income tax expense (benefit)				3.9
Income (loss) from continuing operations				(8.9)
Income (loss) from discontinued operations, net of tax				(100.9)
Net income (loss)				$ (109.8)
Net income (loss) per diluted share:				
Continuing operations				$ (0.06)
Discontinued operations				(0.64)
Net income (loss) per diluted share				$ (0.70)
Capital expenditures	$ 3.8	$ 3.0	$ -	$ 6.8
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 8.2	$ 9.9	$ (7.5)	$ 10.6
Restructuring	0.8	0.1	-	0.9
Adjusted operating income (loss)	9.0	10.0	(7.5)	11.5
Depreciation and amortization	11.6	3.5	0.1	15.2
Adjusted EBITDA	$ 20.6	$ 13.5	$ (7.4)	$ 26.7
Adjusted operating margin	5.8%	10.3%	-	4.6%
Adjusted EBITDA margin	13.3%	13.9%	-	10.6%
Adjusted net income (loss):				
Net income (loss)				$ (109.8)
Discontinued operations, net of tax				100.9
Interest rate swap settlement costs, net of tax				1.0
Restructuring, net of tax				0.6
Valuation allowance against beginning of the year deferred tax assets				5.9
Adjusted net income (loss)				$ (1.4)
Adjusted net income (loss) per diluted share				$ (0.01)
Free cash flow (from continuing operations):				
Net cash provided by (used in) operating activities				$ 11.9
Less capital expenditures				(6.8)
Free cash flow				$ 5.1
Net debt (end of period):				
Current portion of long-term debt				$ 0.9
Long-term debt				691.6
Total debt				692.5
Less cash and cash equivalents				(34.3)
Net debt				658.2
Pro forma proceeds from the sale of U.S. Pipe				(94.0)
Net debt				$ 564.2

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Three months ended March 31, 2011			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 148.9	$ 86.6	$ -	$ 235.5
Gross profit	$ 33.8	$ 24.4	$ (0.1)	$ 58.1
Selling, general and administrative expenses	23.3	17.5	6.4	47.2
Restructuring expenses	0.6	0.5	-	1.1
Operating income (loss)	$ 9.9	$ 6.4	$ (6.5)	9.8
Interest expense, net				16.3
Income tax expense (benefit)				(1.1)
Income (loss) from continuing operations				(5.4)
Income (loss) from discontinued operations, net of tax				(8.3)
Net income (loss)				$ (13.7)
Net income (loss) per diluted share:				
Continuing operations				$ (0.04)
Discontinued operations				(0.05)
Net income (loss) per diluted share				$ (0.09)
Capital expenditures	$ 3.7	$ 1.2	$ 0.1	$ 5.0
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 9.9	$ 6.4	$ (6.5)	$ 9.8
Restructuring	0.6	0.5	-	1.1
Adjusted operating income (loss)	10.5	6.9	(6.5)	10.9
Depreciation and amortization	12.2	3.5	0.2	15.9
Adjusted EBITDA	$ 22.7	$ 10.4	$ (6.3)	$ 26.8
Adjusted operating margin	7.1%	8.0%	-	4.6%
Adjusted EBITDA margin	15.2%	12.0%	-	11.4%
Adjusted net income (loss):				
Net income (loss)				$ (13.7)
Discontinued operations, net of tax				8.3
Interest rate swap settlement costs, net of tax				1.2
Restructuring, net of tax				0.7
Adjusted net income (loss)				$ (3.5)
Adjusted net income (loss) per diluted share				$ (0.02)
Free cash flow (from continuing operations):				
Net cash provided by (used in) operating activities				$ (19.5)
Less capital expenditures				(5.0)
Free cash flow				$ (24.5)
Net debt (end of period):				
Current portion of long-term debt				$ 0.7
Long-term debt				691.8
Total debt				692.5
Less cash and cash equivalents				(43.8)
Net debt				$ 648.7

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Six months ended March 31, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 282.6	$ 184.3	$ -	$ 466.9
Gross profit	$ 62.1	$ 52.8	$ -	$ 114.9
Selling, general and administrative expenses	48.0	35.0	14.1	97.1
Restructuring expenses	1.2	0.2	(0.1)	1.3
Operating income (loss)	$ 12.9	$ 17.6	$ (14.0)	16.5
Interest expense, net				31.2
Income tax expense (benefit)				0.7
Income (loss) from continuing operations				(15.4)
Income (loss) from discontinued operations, net of tax				(106.3)
Net income (loss)				$ (121.7)
Net income (loss) per diluted share:				
Continuing operations				$ (0.10)
Discontinued operations				(0.68)
Total net income (loss)				$ (0.78)
Capital expenditures	$ 7.2	$ 4.9	$ -	$ 12.1
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 12.9	$ 17.6	$ (14.0)	$ 16.5
Restructuring	1.2	0.2	(0.1)	1.3
Adjusted operating income (loss)	14.1	17.8	(14.1)	17.8
Depreciation and amortization	22.8	7.1	0.3	30.2
Adjusted EBITDA	$ 36.9	$ 24.9	$ (13.8)	$ 48.0
Adjusted operating margin	5.0%	9.7%	-	3.8%
Adjusted EBITDA margin	13.1%	13.5%	-	10.3%
Adjusted net income (loss):				
Net income (loss)				$ (121.7)
Discontinued operations, net of tax				106.3
Interest rate swap settlement costs, net of tax				1.8
Restructuring, net of tax				0.8
Valuation allowance against beginning of the year deferred tax assets				5.9
Adjusted net income (loss)				$ (6.9)
Adjusted net income (loss) per diluted share				$ (0.04)
Free cash flow (from continuing operations):				
Net cash provided by (used in) operating activities				$ 20.5
Less capital expenditures				(12.1)
Free cash flow				$ 8.4
Net debt (end of period):				
Current portion of long-term debt				$ 0.9
Long-term debt				691.6
Total debt				692.5
Less cash and cash equivalents				(34.3)
Net debt				658.2
Pro forma proceeds from sale of U.S. Pipe				(94.0)
Net debt				$ 564.2

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Six months ended March 31, 2011			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 278.7	$ 170.0	$ -	$ 448.7
Gross profit (loss)	$ 63.0	$ 46.8	$ 0.3	$ 110.1
Selling, general and administrative expenses	43.7	33.4	15.1	92.2
Restructuring expenses	1.0	1.1	-	2.1
Operating income (loss)	$ 18.3	$ 12.3	$ (14.8)	15.8
Interest expense, net				32.2
Income tax benefit				(5.3)
Income (loss) from continuing operations				(11.1)
Income (loss) from discontinued operations, net of tax				(14.7)
Net income (loss)				$ (25.8)
Net income (loss) per diluted share:				
Continuing operations				$ (0.07)
Discontinued operations				(0.10)
Total net income (loss)				$ (0.17)
Capital expenditures	$ 6.9	$ 2.6	$ 0.5	$ 10.0
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 18.3	$ 12.3	$ (14.8)	$ 15.8
Restructuring	1.0	1.1	-	2.1
Adjusted operating income (loss)	19.3	13.4	(14.8)	17.9
Depreciation and amortization	23.9	7.2	0.4	31.5
Adjusted EBITDA	$ 43.2	$ 20.6	$ (14.4)	$ 49.4
Adjusted operating margin	6.9%	7.9%	-	4.0%
Adjusted EBITDA margin	15.5%	12.1%	-	11.0%
Adjusted net income (loss):				
Net income (loss)				$ (25.8)
Discontinued operations, net of tax				14.7
Interest rate swap settlement costs, net of tax				2.4
Restructuring, net of tax				1.3
Adjusted net income (loss)				$ (7.4)
Adjusted net income (loss) per diluted share				$ (0.05)
Free cash flow (from continuing operations):				
Net cash provided by (used in) operating activities				$ (13.4)
Less capital expenditures				(10.0)
Free cash flow				$ (23.4)
Net debt (end of period):				
Current portion of long-term debt				$ 0.7
Long-term debt				691.8
Total debt				692.5
Less cash and cash equivalents				(43.8)
Net debt				$ 648.7

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

$ in millions

Net debt (end of period):		
Current portion of long-term debt	$	0.9
Long-term debt		691.6
Total debt		692.5
Less cash and cash equivalents		(34.3)
Net debt		658.2
Pro forma proceeds from sale of U.S. Pipe		(94.0)
Net debt	$	564.2
Adjusted EBITDA (excluding U.S. Pipe):		
Current quarter	$	26.7
Three prior quarters		91.3
Adjusted EBITDA	$	118.0
Net debt leverage (net debt divided by adjusted EBITDA)		4.8
Net debt (December 31, 2011)	$	638.9
Adjusted EBITDA (four quarters ended December 31, 2011, including U.S. Pipe)	$	95.9
Net debt leverage at December 31, 2011 (net debt divided by adjusted EBITDA)		6.7


Mueller Water Products
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